UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 8, 2007
US BioEnergy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	001-33203	20-1811472

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN		55077

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (651) 554-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
Item 2.02. Results of Operations and Financial Condition.
Section 5. Corporate Governance and Management.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Section 8. Other Events.
Item 8.01. Other Events.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
Press Release, dated 8/13/07
Press Release, dated 8/10/07
Presentation dated 8/13/07

Section 2. Financial Information
Item 2.02. Results of Operations and Financial Condition.
On August 13, 2007, we issued a press release announcing our earnings for the quarter ended June 30, 2007. A copy of our August 13, 2007 press release is attached hereto as exhibit 99.1. Also attached as Exhibit 99.3 is a presentation that will be referenced during our conference call to discuss our second quarter 2007 results.
Section 5. Corporate Governance and Management.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 8, 2007, Randall G. Ives announced his resignation as Senior Vice President of Distillers Grains to be effective no later than August 24, 2007.
Section 8. Other Events.
Item 8.01. Other Events.
On August 10, 2007, we issued a press release announcing the implementation of US Bio Process Technology™ which we expect will result in an increase of our production capacity by 80 million gallons per year by the end of 2008. A copy of our August 10, 2007 press release is attached hereto as exhibit 99.2
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
Additional Information About the Millennium Ethanol Merger and Where to Find It
US BioEnergy and Millennium Ethanol, LLC have filed a definitive proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) in connection with the proposed acquisition of Millennium Ethanol by US BioEnergy. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus and other relevant materials and any other documents filed by US BioEnergy or Millennium Ethanol with the SEC may be obtained free of charge at the SEC’s website (http://www.sec.gov). In addition, investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed with the SEC by US BioEnergy by directing a request to US BioEnergy Corporation, Attention: Investor Relations, at 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077, (651) 554-5491. Investors may obtain free copies of the proxy statement/prospectus and other relevant materials and other documents filed with the SEC by Millennium by directing a request to Millennium Ethanol, LLC, Attention: Steve Domm, at 44608 273rd St., Marion, South Dakota 57403, (605) 648-3941.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated August 13, 2007.
99.2	Press Release, dated August 10, 2007.
99.3	Presentation dated August 13, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION
/s/ Gregory S. Schlicht
Date: August 13, 2007	By: Gregory S. Schlicht
Its: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated August 13, 2007.
99.2	Press Release, dated August 10, 2007.
99.3	Presentation dated August 13, 2007.

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